Exhibit 10.27

JAZZ SEMICONDUCTOR, INC.

2002 AMENDED AND RESTATED EQUITY INCENTIVE PLAN

ADOPTED:  JUNE 26, 2002

APPROVED BY STOCKHOLDERS:  JUNE 26, 2002

AMENDED:  JUNE 25, 2003

AMENDED AND RESTATED:  MAY 26, 2004

AMENDED AND RESTATED:  OCTOBER 12, 2005

APPROVED BY STOCKHOLDERS:  DECEMBER 8, 2005

TERMINATION DATE:  JUNE 26, 2012

1.             PURPOSES.

(a)           Eligible Stock Award Recipients.  The persons eligible to receive Stock Awards are the Employees, Directors and Consultants of the Company and its Affiliates.

(b)           Available Stock Awards.  The purpose of the Plan is to provide a means by which eligible recipients of Stock Awards may be given an opportunity to benefit from increases in value of the Common Stock through the granting of the following Stock Awards:  (i) Nonqualified Stock Options; (ii) Incentive Stock Options; (iii) stock bonuses; and (iv) rights to acquire restricted stock.

(c)           General Purpose.  The Company, by means of the Plan, seeks to retain the services of the group of persons eligible to receive Stock Awards, to secure and retain the services of new members of this group and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.             DEFINITIONS.

(a)           “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person where “control” shall have the meaning given such term under Rule 405 of the Securities Act.  For purposes of this Plan, Affiliates of Carlyle Partners III, L.P. shall include all Persons directly or indirectly controlled by TC Group, L.L.C.

(b)           “Board” means the Board of Directors of the Company.

(c)           “Cause” means the termination of employment by reason of:

(i)            the Board’s objective and factual determination that a Participant failed to substantially perform the Participant’s duties (other than any such failure resulting from the Participant’s Disability) which is not remedied within 30 days after receipt of written notice from the Company specifying such failure;

(ii)           the Board’s determination that a Participant failed to carry out, or comply with, in any material respect any lawful and reasonable directive of the Board, which is not remedied within 30 days after receipt of written notice from the Company specifying such failure;

(iii)         the Participant’s conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude;

(iv)          the Participant’s unlawful use (including being under the influence) or possession of illegal drugs on the Company’s premises or while performing the Participant’s duties and responsibilities; or

(v)           the Participant’s commission of an act of fraud, embezzlement, misappropriation, willful misconduct, or breach of fiduciary duty against the Company.

(d)           “Code” means the Internal Revenue Code of 1986, as amended.

(e)           “Committee” means a committee of one or more members of the Board appointed by the Board in accordance with Section 3(a).

(f)            “Common Stock” means the Class B Common Stock of the Company, par value $0.001 per share.

(g)           “Company” means Jazz Semiconductor, Inc., a Delaware corporation.

(h)           “Consultant” means any person, including an advisor, (i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services; or (ii) serving as a member of the Board of Directors of an Affiliate and who is compensated for such services.  However, the term “Consultant” shall not include Directors who are not compensated by the Company for their services as Directors, and the payment of a director’s fee by the Company for services as a Director shall not cause a Director to be considered a “Consultant” for purposes of the Plan.

(i)            “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated.  A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, shall not terminate a Participant’s Continuous Service.  For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director shall not constitute an interruption of Continuous Service.  The Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.  Notwithstanding the foregoing, a leave of absence shall be treated as Continuous Service for purposes of vesting in a Stock Award only to such extent as may be provided in the Company’s leave of absence policy or in the written terms of the Participant’s leave of absence, if any.

(j)            “Corporate Event” means as determined by the Committee (or by the Board, as applicable) in its sole discretion, any transaction or event described in Section 12(a) or any unusual or nonrecurring transaction or event affecting the Company, any Affiliate of the Company, or the financial statements of the Company or any Affiliate, or changes in applicable laws, regulations, or accounting principles.

(k)           “Covered Employee” means an Employee who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code.

(l)            “Director” means a member of the Board of Directors of the Company.

(m)          “Disability” means at any time the Company or any of its Affiliates sponsors a long-term disability plan for the Company’s Employees “disability” as defined in such long-term disability plan for the purpose of determining a participant’s eligibility for benefits, provided, however, if the long-term disability plan contains multiple definitions of disability, “Disability” shall refer to that definition of disability which, if a Participant qualified for such disability benefits, would provide coverage for the longest period of time.  The determination of whether a Participant has a Disability shall be made by the person or persons required to make disability determinations under the long-term disability plan.  At any time the Company does not sponsor a long-term disability plan for its employees, Disability shall mean a Participant’s inability to perform, with reasonable accommodation, the essential functions the Participant’s position for a minimum of three (3) consecutive months during any six (6) month period as a result of incapacity due to mental or physical illness as determined by a physician selected by the Company or its insurers and acceptable to the Participant or the Participant’s legal representative, such agreement as to acceptability not to be unreasonably withheld or delayed.  Any refusal by a Participant to submit to a medical examination for the purpose of determining Disability shall be deemed to constitute conclusive evidence of the Participant’s Disability.

(n)           “Employee” means any person employed by the Company or an Affiliate as evidenced by the Company withholding employment and federal income taxes from such person’s compensation, regardless of whether such person is later deemed to be a common law employee.  Service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

(o)           “Entity” means a corporation, partnership or other entity.

(p)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q)           “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” shall not include (i) the Company or any Subsidiary of the Company; (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company; (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company.

(r)           “Fair Market Value” means, as of any date, the closing bid price of the Common Stock as reported by The Nasdaq National Market on such date or, if there are no reported sales on such date, on the last day prior to such date on which there were sales of the Common Stock on the The Nasdaq National Market or, if the Common Stock is not quoted on The Nasdaq National Market, the closing sale price of the Common Stock on any national securities exchange on which the Common Stock is listed on such date.  If there is no regular public trading market for such Common Stock, the Fair Market Value of the Common Stock shall be determined by the Committee in good faith.

(s)            “Incentive Stock Option” means an Option intended to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

(t)            “Independent Director” means a member of the Board who is not an Employee of the Company.

(u)           “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) of the Exchange Act, or any successor definition adopted by the Board.

(v)           “Nonqualified Stock Option” means an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder or an Option, which is designated as an Incentive Stock Option by the Committee, that fails to qualify as an incentive stock option under the meaning of Section 422 of the Code.

(w)          “Officer” means any person designated by the Company as an officer.

(x)           “Option” means an Incentive Stock Option or a Nonqualified Stock Option granted pursuant to the Plan.

(y)           “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an individual Option grant.  Each Option Agreement shall be subject to the terms and conditions of the Plan.

(z)           “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(aa)         “Own,” “Owned,” “Owner,” “Ownership”  A person or Entity shall be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(bb)         “Parent” means any corporation, whether now or hereafter existing (other than the Company), in an unbroken chain of corporations ending with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing more than fifty percent of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(cc)         “Participant” means a person to whom a Stock Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(dd)         “Performance-Based Award” means a Stock Award granted to selected Covered Employees pursuant to Section 8, but which is subject to the terms and conditions set forth in Section 9.  All Performance-Based Awards are intended to qualify as Qualified Performance-Based Compensation.

(ee)         “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals are limited to the following:  net earnings (either before or after interest, taxes, depreciation and amortization), economic value-added (as determined by the Committee), sales or revenue, net income (either before or after taxes), operating earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, stockholder returns, return on sales, gross or net profit margin, productivity, expense, margins, operating efficiency, customer satisfaction, working capital, earnings per share, price per share of Stock, and market share, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.  The Committee shall, within the time prescribed by Section 162(m) of the Code, define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period for such Participant.

(ff)          “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.  The Committee, in its discretion, may, within the time prescribed by Section 162(m) of the Code, adjust or modify the calculation of Performance Goals for such Performance Period in order to prevent the dilution or enlargement of the rights of Participants (i) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event, or development, or (ii) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company, or the financial statements of the Company, or in response to, or in anticipation of, changes in applicable laws, regulations, accounting principles, or business conditions.

(gg)         “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(hh)         “Person” means an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

(ii)           “Plan” means this Jazz Semiconductor, Inc., 2002 Equity Incentive Plan.

(jj)           “Public Trading Date” means the first date upon which Common Stock of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system.

(kk)         “Qualified Performance-Based Compensation” means any compensation that is intended to qualify as “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code.

(ll)           “Securities Act” means the Securities Act of 1933, as amended.

(mm)      “Stock Award” means any right granted under the Plan, including an Option, a stock bonus and a right to acquire restricted stock.

(nn)         “Stock Award Agreement” means a written agreement between the Company and a holder of a Stock Award evidencing the terms and conditions of an individual Stock Award grant.  Each Stock Award Agreement shall be subject to the terms and conditions of the Plan.

(oo)         “Stockholders Agreement” shall mean that certain agreement by and between the Optionholder, the Company, and the stockholders listed therein which contains certain restrictions and limitations applicable to the shares of Common Stock acquired upon Option exercise (and to other shares of Common Stock, if any, held by the Optionholder during the term of such agreement).  The Board, in its discretion, shall determine the terms of the Stockholders Agreement and may amend the terms thereof from time to time.  If the Optionholder is not a party to a Stockholders Agreement at the time of exercise of the Option (or any portion thereof), the exercise of the Option shall be subject to the condition that the Optionholder enter into a Stockholders Agreement with the Company.

(pp)         “Subsidiary” means any corporation in an unbroken chain of corporations beginning with such entity if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(qq)         “Ten Percent Stockholder” means a Person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Affiliates.

3.             ADMINISTRATION.

(a)           Administration.  Prior to the Public Trading Date, the Plan shall be administered by the Board. The Board may delegate administration of the Plan to a Committee or Committees of one or more members of the Board.  From and after the Public Trading Date, the Plan shall be administered by the Compensation Committee of the Board; provided, however that the Compensation Committee may delegate to a committee of one or more members of the Board the authority to grant or amend Stock Awards to Employees other than (a) senior executives of the Company who are subject to Section 16 of the Exchange Act or (b) Covered Employees.  The Committee shall consist of solely of at least two individuals, each of whom qualifies as (x) a Non-Employee Director, and (y) an “outside director” pursuant to Code Section 162(m) and the regulations issued thereunder provided, however, that (y) shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.  Reference to the Committee shall refer to the Board if the Compensation Committee ceases to exist and the Board does not appoint a successor Committee.

(b)           Administrative Powers.  The Board (or the Committee, as applicable) shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)            To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how each Stock Award shall be granted; what type or combination of types of Stock Award shall be granted; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to receive Common Stock pursuant to a Stock Award; and the number of shares of Common Stock with respect to which a Stock Award shall be granted to each such person;

(ii)           To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration.  The Board (or the Committee, as applicable), in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(iii)         To amend the Plan, a Stock Award or Stock Award Agreement as provided in Section 13;

(iv)          To terminate or suspend the Plan as provided in Section 14; and

(v)           Generally, to exercise such powers and to perform such acts as the Board (or the Committee, as applicable) deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan.

(c)           Delegation to an Officer.  The Board (or the Committee, as applicable) may delegate to one or more Officers of the Company the authority to do one or both of the following:  (i) designate Employees, of the Company or any of its Subsidiaries who are not Officers to be recipients of Stock Awards other than Qualified Performance-Based Awards; and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees of the Company; provided, however, that the Board resolutions regarding such delegation shall specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself.  Notwithstanding the foregoing, the Board may not delegate authority to an Officer to determine the Fair Market Value of the Common Stock.

(e)           Review of Decision.  All determinations, interpretations and constructions made by the Board (or the Committee, as applicable) in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

4.             SHARES SUBJECT TO THE PLAN.

(a)           Share Reserve.  Subject to the provisions of Section 12(a) relating to adjustments upon changes in stock, the Common Stock that may be issued pursuant to Stock Awards shall not exceed in the aggregate seventeen million six hundred forty seven thousand (17,647,000) shares of Common Stock plus an annual increase on the first day of each calendar year beginning in 2007 and ending in 2011, equal to the lesser of (a) 3.50% of outstanding common shares on the last day of the immediately preceding fiscal year; (b) 10,000,000 shares or (c) such lesser number of shares as is determined by the Board.

(b)           Reversion of Shares to the Share Reserve.  If any Stock Award shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the shares of Common Stock not acquired under such Stock Award shall revert to and again become available for issuance under the Plan, provided, however, that, no shares of Common Stock shall become available pursuant to this Section 4(b) to the extent that the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan or such return of shares would require stockholder approval under the applicable rules of The Nasdaq National Market or any other applicable exchange or quotation system.

(c)           Source of Shares.  The shares of Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

(d)           Share Reserve Limitation.  To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of shares of Common Stock issuable upon exercise of all outstanding Options and the total number of shares of Common Stock provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations (or any successor provision thereto), based on the shares of Common Stock of the Company that are outstanding at the time the calculation is made.

(e)           Annual Limit on Number of Shares Subject to Stock Award.  Notwithstanding any provision in the Plan to the contrary, and subject to Section 12, the maximum number of shares of Common Stock with respect to one or more Stock Awards that may be granted to any one Participant during any year (measured from the date of any grant) shall be 3,500,000; provided, however, that the foregoing limitation shall not apply prior to the Public Trading Date and, following the Public Trading Date, the foregoing limitation shall not apply until the earliest of: (i) the first material modification of the Plan (including any increase in the number of shares reserved for issuance under the Plan in accordance with Section 4); (ii) the issuance of all of the shares of Common Stock reserved for issuance under the Plan; (iii) the expiration of the Plan; (iv) the first meeting of stockholders at which Directors of the Company are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security of the Company under Section 12 of the Exchange Act; or (v) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.  The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 12.  For purposes of this Section 4(e), if a Stock Award is canceled in the same calendar year it was granted (other than in connection with a transaction described in Section 12), the canceled Stock Award will be counted against the limit set forth in this Section 4(e).  For this purpose, if the exercise price of a Stock Award is reduced, the transaction shall be treated as a cancellation of the Stock Award and the grant of a new Stock Award.

5.             ELIGIBILITY.

(a)           Eligibility for Specific Stock Awards.  Stock Awards may be granted to Employees, Directors and Consultants.  Incentive Stock Options may be granted only to Employees.

(b)           Ten Percent Stockholders.

(i)            A Ten Percent Stockholder shall not be granted an Option unless the exercise price of such Option is at least (A) one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant; or (B) in the case of a Nonqualified Stock Option, such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.41 of Title 10 of the California Code of Regulations at the time of the grant of the Option.

(ii)           A Ten Percent Stockholder shall not be granted a restricted stock award unless the purchase price of the restricted stock is at least (A) one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant; or (B) such lower percentage of the Fair Market Value of the Common Stock on the date of grant as is permitted by Section 260.140.42 of Title 10 of the California Code of Regulations at the time of the grant of the restricted stock award.

(c)           Limitation on Incentive Stock Options.  To the extent that the aggregate Fair Market Value of Common Stock subject to an Optionholder’s Incentive Stock Option and other incentive stock options granted by the Company, any Parent or Subsidiary, which become exercisable for the first time during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options or other options shall be treated as Nonqualified Stock Options.  For purposes of this Section 5, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Common Stock shall be determined as of the time of grant.

(d)           Consultants.  A Consultant shall not be eligible for the grant of a Stock Award if, at the time of grant, either the offer or the sale of the Company’s securities to such Consultant is not exempt under Rule 701 of the Securities Act (“Rule 701”) because of the nature of the services that the Consultant is providing to the Company, because the Consultant is not a natural person, or because of some other provision of Rule 701, unless the Company determines that such grant need not comply with the requirements of Rule 701 and will satisfy another exemption under the Securities Act as well as comply with the securities laws of all other relevant jurisdictions.

6.             GRANTING OPTIONS.

(a)           Granting of Options to Employees or Consultants.

(i)            The Committee shall from time to time:

(A)          Select from among the Employees or Consultants (including those to whom Options have been previously granted under the Plan) such of them as in its opinion should be granted Options;

(B)          Determine the type of Option granted to Employees;

(C)          Determine the number of shares to be subject to such Options granted to such Employees or Consultants; and

(D)          Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Consultants shall be Nonqualified Stock Options.

(ii)           Upon the selection of an Employee or Consultants to be granted an Option pursuant to Section 6(a), the Committee shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate.  Without limiting the generality of the preceding sentence, the Committee may require as a condition to the grant of an Option to an Employee or Consultant that the Employee or Consultant surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Committee deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

(b)           Granting of Option to Independent Directors.

(i)            The Board shall from time to time:

(A)          Select from among the Independent Directors (including those to whom Options have previously been granted under the Plan) such of them as in its opinion should be granted Options;

(B)          Determine the number of shares to be subject to such Options granted to such selected Independent Directors; and

(C)          Determine the terms and conditions of such Options, consistent with the Plan; provided, however, that all Options granted to Independent Directors shall be Nonqualified Stock Options.

(c)           Upon the selection of an Independent Director to be granted an Option pursuant to Section 6(b), the Board shall instruct the Secretary to issue such Option and may impose such conditions on the grant of such Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Board may require as a condition to the grant of an Option to an Independent Director that the Independent Director surrender for cancellation some or all of the unexercised Options which have been previously granted to him or her. An Option the grant of which is conditioned upon such surrender may have an Option price lower (or higher) than the Option price of the surrendered Option, may cover the same (or a lesser or greater) number of shares as the surrendered Option, may contain such other terms as the Board deems appropriate and shall be exercisable in accordance with its terms, without regard to the number of shares, price, period of exercisability or any other term or condition of the surrendered Option.

7.             OPTION PROVISIONS.

Each Option shall be evidenced by a written Option Agreement which shall contain such terms and conditions as the Board shall deem appropriate.  The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

(a)           Term.  The term of an Option shall be ten years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders, unless a shorter term is determined by the Board (or the Committee, as applicable) at the time of grant of the Option or as the Option may be amended.  In the case of an Incentive Stock Option granted to a Ten Percent Stockholder, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

(b)           Exercise Price of an Option.

(i)            Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Common Stock subject to the Option on the date the Option is granted.

(ii)           In the case of an Incentive Stock Option, the per share exercise price of Common Stock shall be no less than one hundred percent (100%) of the Fair Market Value per share on the date of grant.

(iii)         Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)           Consideration.  The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board at the time of the grant of the Option or subsequently, (A) by delivery to the Company of other Common Stock; (B) according to a deferred payment or other similar arrangement with the Optionholder; or (C) in any other form of legal consideration that may be acceptable to the Board (or the Committee, as applicable).  Unless otherwise specifically provided in the Option, the purchase price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).  At any time that the Company is incorporated in Delaware, payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid (1) the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement and (2) the treatment of the Option as a variable award for financial accounting purposes.

(d)           Transferability of an Option.  Unless otherwise provided by the Compensation Committee, no Option or interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionholder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law, by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect; provided however, an Option shall be transferable by will or by the laws of descent and distribution and, to the extent provided in the Option Agreement, to such further extent as permitted by Section 260.140.41(d) of Title 10 of the California Code of Regulations at the time of the grant of the Option, and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

(e)           Vesting Generally.  The total number of shares of Common Stock subject to an Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal.  The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate.  The vesting provisions of individual Options may vary.  The provisions of this Section 7(e) are subject to any Option provisions governing the minimum number of shares of Common Stock as to which an Option may be exercised.  Except as otherwise provided in the Option Agreement, no portion of an Option which is exercisable at termination of Continuous Services shall thereafter become exercisable.

(f)            Minimum Vesting.  Notwithstanding the foregoing Section 7(e), to the extent that the following restrictions on vesting are required by Section 260.140.41(f) of Title 10 of the

California Code of Regulations at the time of the grant of the Option, to the extent applicable to the Option, then:

(i)            Options granted to an Employee who is not an Officer, Director or Consultant shall provide for vesting of the total number of shares of Common Stock at a rate of at least twenty percent (20%) per year over five (5) years from the date the Option was granted, subject to reasonable conditions such as continued employment (or such other vesting schedule as any amendments to or successor provision of Section 260.140.41(f) of Title 10 of the California Code of Regulations may require); and

(ii)           Options granted to Officers, Directors or Consultants may be made fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

(g)           Termination of Continuous Service.  In the event that an Optionholder’s Continuous Service terminates (for reasons other than Cause or upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement, which period shall not be less than thirty (30) days unless such termination is for Cause); or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

(h)           Extension of Termination Date.  An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (for reasons other than Cause or upon the Optionholder’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(a); or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of such registration requirements.

(i)            Disability of Optionholder.  In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date six (6) months following such termination (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months); or (ii) the expiration of the term of the Option as set forth in the Option Agreement.  If, after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

(j)            Death of Optionholder.  In the event that (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death; or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s

Continuous Service for a reason other than death, then the Option may be exercised by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionholder’s death pursuant to Section 7(d) (even if the Optionholder dies before becoming entitled to exercise all or any part of the shares subject to the Option), but only within the period ending on the earlier of (A) the date three (3) years following the date of death (or such longer or shorter period specified in the Option Agreement, which period shall not be less than six (6) months); or (B) the expiration of the term of such Option as set forth in the Option Agreement.  If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

(k)           Termination for Cause.  In the event an Optionholder’s Continuous Service is terminated for Cause, the Option shall terminate upon the termination date of such Optionholder’s Continuous Service and the Optionholder is prohibited from exercising his or her Option as of the time of such termination.

(l)            Conditions to Issuance of Stock Certificates.  The shares of stock issuable and deliverable upon the exercise of an Option, or any portion thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company.  A certificate of shares will be delivered to the Optionholder at the Company’s principal place of business within thirty (30) days of receipt by the Company of the written notice and payment, unless an earlier date is agreed upon. Notwithstanding the above, the Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

(i)            The admission of such shares to listing on any and all stock exchanges on which such class of stock is then listed;

(ii)           The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, deem necessary or advisable;

(iii)         The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee (or the Board, in the case of Options granted to Independent Directors) shall, in its sole discretion, determine to be necessary or advisable; and

(iv)          The payment to the Company of all amounts which it is required to withhold under federal, state or local law in connection with the exercise of the Option.

(m)          Rights as Stockholders.  The holder of an Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until such holder has signed a Stockholders Agreement and certificates representing such shares have been issued by the Company to such holder.

(n)           Transfer Restrictions.  Shares acquired upon exercise of an Option shall be subject to the terms and conditions of a Stockholders Agreement.  In addition, the Committee (or the Board, in the case of Options granted to Independent Directors), in its sole discretion, may impose further restrictions on the transferability of the shares purchasable upon the exercise of an Option as it deems appropriate.  Any such restriction shall be set forth in the respective Option agreement and may be referred to on the certificates evidencing such shares.

8.             PROVISIONS OF STOCK AWARDS OTHER THAN OPTIONS.

(a)           Stock Bonus Awards.  Each stock bonus agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate.  The terms and conditions of stock bonus agreements may change from time to time, and the terms and conditions of separate stock bonus agreements need not be identical, but each stock bonus agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Consideration.  A stock bonus may be awarded in consideration for past services actually rendered to the Company or an Affiliate for its benefit and may be linked to one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates over a period or periods determined by the Committee.

(ii)           Vesting.  Subject to the “Repurchase Limitation” in Section 11(g), shares of Common Stock awarded under the stock bonus agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iii)         Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 11(g), in the event that a Participant’s Continuous Service terminates, the Company may reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the stock bonus agreement.

(iv)          Transferability.  Rights to acquire shares of Common Stock under the stock bonus agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

(b)           Restricted Stock Awards.  Each restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate and may be linked to one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates over a period or periods determined by the Committee.  The terms and conditions of the restricted stock purchase agreements may change from time to time, and the terms and conditions of separate restricted stock purchase agreements need not be identical, but each restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i)            Purchase Price.  Subject to the provisions of Section 5(b) regarding Ten Percent Stockholders, the purchase price of restricted stock awards shall not be less than eighty-five percent (85%) of the Common Stock’s Fair Market Value on the date such award is made or at the time the purchase is consummated.

(ii)           Consideration.  The purchase price of Common Stock acquired pursuant to the restricted stock purchase agreement shall be paid either:  (A) in cash at the time of purchase; (B) at the discretion of the Board, according to a deferred payment or other similar arrangement with the Participant; or (C) in any other form of legal consideration that may be acceptable to the Board (or the Committee, as applicable) in its discretion; provided, however, that at any time that the Company is incorporated in Delaware, then payment of the Common Stock’s “par value,” as defined in the Delaware General Corporation Law, shall not be made by deferred payment.

(iii)         Vesting.  Subject to the “Repurchase Limitation” in Section 11(g), shares of Common Stock acquired under the restricted stock purchase agreement may, but need not, be subject to a share repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board.

(iv)          Termination of Participant’s Continuous Service.  Subject to the “Repurchase Limitation” in Section 11(g), in the event that a Participant’s Continuous Service terminates, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination under the terms of the restricted stock purchase agreement.

(v)           Transferability.  Rights to acquire shares of Common Stock under the restricted stock purchase agreement shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant.

9.             PERFORMANCE-BASED AWARDS.

(a)           Purpose.  The purpose of this Section 9 is to provide the Committee the ability to qualify Awards other than Options that are granted pursuant to Section 8 as Qualified Performance-Based Compensation.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Section 9 shall control over any contrary provision contained in Section 8; provided, however, that the Committee may in its discretion grant Stock Awards to Covered Employees that are based on Performance Criteria or Performance Goals but that do not satisfy the requirements of this Section 9.

(b)           Applicability.  This Section 9 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive a Stock Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

(c)           Procedures with Respect to Performance-Based Awards.  To the extent necessary to comply with the Qualified Performance-Based Compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Stock Award granted under Section 8 which may be granted to one or more Covered Employees, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Covered Employees, (ii) select the Performance Criteria applicable to the Performance Period, (iii) establish the Performance Goals, and amounts of such Stock Awards, as applicable, which may be earned for such Performance Period, and (iv) specify the relationship between Performance Criteria and the Performance Goals and the amounts of such Stock Awards, as applicable, to be earned by each Covered Employee for such Performance Period.  Following the completion of each Performance Period, the Committee shall certify in writing whether the applicable Performance Goals have been achieved for such Performance Period.  In determining the amount earned by a Covered Employee, the Committee shall have the right to reduce or eliminate (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the Performance Period.

(d)           Payment of Performance-Based Awards.  Unless otherwise provided in the applicable Stock Award Agreement, a Participant must be employed by the Company or a Subsidiary on the day a Performance-Based Award for such Performance Period is paid to the Participant.  Furthermore, a Participant shall be eligible to receive payment pursuant to a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.  In determining the amount earned under a Performance-Based Award, the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate.

(e)           Additional Limitations.  Notwithstanding any other provision of the Plan, any Stock Award which is granted to a Covered Employee and is intended to constitute Qualified Performance-Based Compensation shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as qualified performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

10.          USE OF PROCEEDS FROM STOCK.

Proceeds from the sale of Common Stock pursuant to Stock Awards shall constitute general funds of the Company.

11.          MISCELLANEOUS.

(a)           Acceleration of Exercisability and Vesting.  The Board shall have the power to accelerate the time at which a Stock Award may first be exercised or the time during which a Stock Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Stock Award stating the time at which it may first be exercised or the time during which or at which it will vest.

(b)           Stockholder Rights.  No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Stock Award unless and until such Participant has satisfied all requirements for exercise of the Stock Award pursuant to its terms.

(c)           No Employment or other Service Rights.  Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Stock Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate; or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(d)           Investment Assurances.  The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Stock Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Stock Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Stock Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock.  The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon the exercise or acquisition of Common Stock under the Stock Award has been registered under a then currently effective registration statement under the Securities Act; or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws.  The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(e)           Withholding Obligations.  To the extent provided by the terms of a Stock Award Agreement, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under a Stock Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means:  (i) tendering a cash payment; (ii) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Stock Award; provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law (or such lower amount as may be necessary to avoid variable award accounting); or (iii) delivering to the Company owned and unencumbered shares of Common Stock.

(f)            Information Obligation.  To the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Participants at least annually.  This Section 11(f) shall not apply to key Employees whose duties in connection with the Company assure them access to equivalent information.

(g)           Repurchase Limitation.  The terms of any repurchase option shall be specified in the Stock Award and may be either at Fair Market Value at the time of repurchase or at not less than the original purchase price.  To the extent required by Section 260.140.41 and Section 260.140.42 of Title 10 of the California Code of Regulations at the time a Stock Award is made, any repurchase option contained in a Stock Award granted to a person who is not an Officer, Director or Consultant shall be upon the terms described below (which terms shall be subject to any amendments to or successor provision of Section 260.140.41(f) of Title 10 of the California Code of Regulations, and shall be deemed modified to conform to any such amendments or successor provisions without further action by the Board of the Committee, if applicable, subject to the provisions of Section 13 of the Plan):

(i)            Fair Market Value.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of employment at not less than the Fair Market Value of the shares of Common Stock to be purchased on the date of termination of Continuous Service, then (i) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Stock Awards after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”); and (ii) the right terminates when the shares of Common Stock become publicly traded.

(ii)           Original Purchase Price.  If the repurchase option gives the Company the right to repurchase the shares of Common Stock upon termination of Continuous Service at the original purchase price, then (i) the right to repurchase at the original purchase price shall lapse at the rate of at least twenty percent (20%) of the shares of Common Stock per year over five (5) years from the date the Stock Award is granted (without respect to the date the Stock Award was exercised or became exercisable); and (ii) the right to repurchase shall be exercised for cash or cancellation of purchase money indebtedness for the shares of Common Stock within ninety (90) days of termination of Continuous Service (or in the case of shares of Common Stock issued upon exercise of Options after such date of termination, within ninety (90) days after the date of the exercise) or such longer period as may be agreed to by the Company and the Participant (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code regarding “qualified small business stock”).

(h)           No Impairment of Rights.  Amendment, suspension or termination of the Plan shall not impair rights and obligations under any Stock Award granted while the Plan is in effect except with the written consent of the Participant.

(i)            Limitations Applicable to Section 16 Persons.  Notwithstanding any other provision of the Plan, the Plan, and any Stock Award granted or awarded to any Participant who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule.  To the extent permitted by applicable law, the Plan and Stock Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

12.          ADJUSTMENTS UPON CHANGES IN STOCK.

(a)           In the event that the Board (or the Committee, as applicable) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Event), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee’s sole discretion (or in the case of Options granted to Independent Directors, the Board’s sole discretion), affects the Common Stock such that an adjustment is determined by the Board (or the Committee, as applicable) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Board (or the Committee, as applicable) shall, in such manner as it may deem equitable, adjust any or all of:

(i)            The number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan (including, but not limited to, adjustments of the limitations in Section 4 on the maximum number and kind of shares which may be issued);

(ii)           The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options;

(iii)         The exercise price with respect to any Option; and

(iv)          The financial or other performance “targets” specified in each Option agreement for determining the exercisability of Options.

(b)           Subject to the terms of outstanding Options, upon the occurrence of a Corporate Event, the Board (or the Committee, as applicable), in its sole discretion, is hereby authorized to take any one or more of the following actions whenever the Board (or the Committee, as applicable) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under this Plan, to facilitate such Corporate Event or to give effect to such changes in laws, regulations or principles:

(A)          In its sole discretion, and on such terms and conditions as it deems appropriate, the Board (or the Committee, as applicable) may provide, either by the terms of the applicable Option agreement or by action taken prior to the occurrence of such Corporate Event and either automatically or upon the Optionholder’s request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of the vested portion of such Option (and such additional portion of the Option as the Board or Committee may determine) immediately prior to the occurrence of such transaction or event, or the replacement of such vested (and other) portion of such Option with other rights or property selected by the Board (or the Committee, as applicable) in its sole discretion;

(B)          In its sole discretion, the Board (or the Committee, as applicable) may provide, either by the terms of the applicable Option agreement or by action taken prior to the occurrence of such Corporate Event, that the Option (or any portion thereof) cannot be exercised after such event;

(C)          In its sole discretion, and on such terms and conditions as it deems appropriate, the Board (or the Committee, as applicable) may provide, either by the terms of the applicable Option agreement or by action taken prior to the occurrence of such Corporate Event, that for a specified period of time prior to such Corporate Event, such Option shall be exercisable as to all shares covered thereby or a specified portion of such shares, notwithstanding anything to the contrary in (1) Section 7; or (2) the provisions of the applicable Option agreement;

(D)          In its sole discretion, and on such terms and conditions as it deems appropriate, the Board (or the Committee, as applicable) may provide, either by the terms of the applicable Option agreement or by action taken prior to the occurrence of such Corporate Event, that upon such event, such Option (or any portion thereof) be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; and

(E)          In its sole discretion, and on such terms and conditions as it deems appropriate, the Board (or the Committee, as applicable) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options (or any portion thereof) and/or in the terms and conditions of (including the exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future.

(c)           Subject to the Board (or the Committee, as applicable) may, in its sole discretion, include such further provisions and limitations in any Option agreement as it may deem equitable and in the best interests of the Company and its Subsidiaries.

13.          AMENDMENT OF THE PLAN AND STOCK AWARDS.

(a)           Amendment of Plan.  The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without stockholder approval within twelve (12) months before or after such action (within such other time period as may be required by applicable law, rules or regulations) no action of the Board or the Committee may, except as provided in Section 12, increase any limit imposed in Section 4 on the maximum number of shares which may be issued on exercise of Options, reduce the minimum Option exercise price requirements of Section 7(b), or extend the limit imposed in this Section 13 on the period during which Options may be granted.  Except as provided by Section 12, neither the amendment, suspension nor termination of the Plan shall, without the consent of the holder of the Option, alter or impair any rights or obligations under any Option theretofore granted.  No Option may be granted during any period of suspension nor after termination of the Plan, and in no event may any Option be granted under this Plan after the expiration of ten (10) years from the date the Plan is adopted by the Board.

(b)           Stockholder Approval.  This Plan will be submitted for the approval of the Company’s stockholders within twelve months after the date of the Board’s initial adoption of this Plan.  No Option may be exercised to any extent by anyone unless and until the Plan is so approved by the stockholders, and if such approval has not been obtained by the end of said twelve-month period, the Plan and all Options theretofore granted shall thereupon be canceled and become null and void.

(c)           Amendment of Stock Awards or Stock Award Agreements.  The Board at any time, and from time to time, may amend the terms of any one or more Stock Awards or Stock Award Agreements; provided, however, that the rights under any Stock Award or Stock Award Agreement shall not be impaired by any such amendment unless (i) the Company requests the consent of the Participant; and (ii) the Participant consents in writing.

14.          TERMINATION OR SUSPENSION OF THE PLAN.

The Board may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the Plan is adopted by the Board or approved by the stockholders of the Company, whichever is earlier.  No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that any Stock Awards granted prior to the termination of the Plan shall remain subject to the terms and conditions of the Plan, unless otherwise provided in the Stock Award Agreement.

15.          EFFECTIVE DATE OF PLAN.

The Plan shall become effective as determined by the Board, but no Stock Award shall be exercised (or, in the case of a Stock Bonus Award, shall be granted) unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16.          CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules.